UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K/A-6

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2018

AMAZING ENERGY OIL AND GAS, CO.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-52392

(Commission File No.)

701 S Taylor Street

Suite 470, LB 113

Amarillo, Texas 79101

(Address of principal executive offices and Zip Code)

(855) 448-1922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REASON FOR THE AMENDMENT

This Amended Form 8-K amends our Form 8-K/A-6 filed with the SEC on January 26, 2018, solely to correct formatting of the financial statements filed as Exhibit 99.1.

ITEM 9.01

STATEMENTS AND EXHIBITS

(a)

Financial Statements of Amazing Energy Oil and Gas, Co. are incorporated by reference from the following:

•

Our Form 10-K for the period ended July 31, 2016.

•

Our Form 10-Q for the period ended October 31, 2016.

•

Our Form 10-K for the period ended July 31, 2017.

The following Financial Statement of the business acquired are filed herewith and incorporated by reference hereto.

•

Audited Financial Statements for Jilpetco, Inc. for years ended July 31, 2016 and 2015 are filed as Exhibit 99.1 hereto.

(b)

Pro Forma Financial Information

None.  Due to the filing of audited consolidated Financial Statement for the year ended July 31, 2017, which are incorporated herein by reference, the Company has chosen to forgo filing Pro Forma Unaudited Financial Statements as of August 29, 2016 as an exhibit to this Form 8-K/A.

(c)

Shell Company Transactions

The registrant is not now nor has it ever been a “shell company” as that term is defined under Reg. 405 of the Securities Act of 1933, as amended.

(d)

Exhibit No.	Document Description

99.1	Audited Financial Statements for Jilpetco, Inc. for years ended July 31, 2016 and 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of January, 2018.

AMAZING ENERGY OIL AND GAS, CO.

BY:	/s/ Stephen Salgado
Stephen Salgado, Secretary